UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K


                     REPORT PURSUANT TO SECTION 13 or 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                         Date of Report FEBRUARY 3, 2003




                              MEGADATA CORPORATION
                             ----------------------
             (Exact name of registrant as specified in its charter)


          NEW YORK                                       11-2208938
          --------                                       ----------
  (State or other jurisdiction              (I.R.S. Employer Identification No.)
of incorporation or organization)

                  47 ARCH STREET, GREENWICH, CONNECTICUT         06830
                  --------------------------------------        ------
               (Address of Principal Executive Offices)       (Zip Code)


        Registrant's telephone number, including area code:  (203) 629-8757
                                                           -------------------













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ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE.

On January 31, 2003, Megadata Corporation (the "Company") announced effective February 1, 2003, the retirement of G.S. Beckwith Gilbert as Chief Executive Officer. Mr. Gilbert will continue to serve as Chairman of the Board of Directors of the Company. James T. Barry, currently Executive Vice President, Chief Operating Officer, Chief Financial Officer and Secretary has been appointed Chief Executive Officer and Vice Chairman of the Board of Directors of the Company, effective February 1, 2003. The Company also announced effective February 1, 2003, the appointment of Louis J. Petrucelly as Chief Financial Officer and Secretary of the Company. Mr. Petrucelly has been serving as Chief Accounting Officer and Controller of the Company. A copy of the press release is attached as Exhibit 99.1 hereto.



ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)        Not applicable
(b)        Not applicable
(c)        Exhibit

           99.1 - Press release dated January 31, 2003






SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.

                                         MEGADATA CORPORATION


DATED:  FEBRUARY 3, 2003                 By: /S/ JAMES T. BARRY
                                         -----------------------
                                         James T. Barry
                                         Chief Executive Officer & Vice Chairman






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